Exhibit H-1
                    ORGANIZATIONAL CHART
           Investment in Foreign Utility Company

                 --------------------------
                |  Central and South West  |
                |       Corporation        |
                 --------------------------
                             |
                             |
                             |
                 --------------------------
                | CSW International, INC.  |
                 --------------------------
                             |
           -----------------------------------------------------------
          |                  |                   |                    |
 -----------------   -----------------   ------------------   ----------------
|CSW International| |CSW International| |CSW International,| |     Energia    |
|    Two, Inc.    | |  Three, Inc.    | |  Inc. (Cayman)   | |Internacional de|
 -----------------   -----------------   ------------------  | CSW de S.A. de |
        |                    | |            |                |       C.V.     |
         --------------------  |            |                 ----------------
                  |            |    -----------------                 |
         -------------------   |   | CSW Vale L.L.C. |                |
        |CSW Finance Company|  |   |    (Cayman)     |      ------------------
         -------------------   |    -----------------      | Enertek, S.A. de |
                  |      ------             |              |        C.V.      |
                  |     |                   |               ------------------
         -------------------     --------------------------
        |  CSW Investments  |   | Empresa de Electricidade |
         -------------------    | Vale de Paranapanema S.A.|
                  |              --------------------------
                  |
                  |
                  |
        --------------------
       | SEEBOARD Group plc |
        --------------------
                  |
            --------------
           | SEEBOARD plc |
            --------------